UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of Earliest Event Reported):  March 1, 2007

ALLIED BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	333-109462	92-0184877
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1800 Market Place Boulevard, Cumming, Georgia  30041

(Address of Principal Executive Offices, including Zip Code)

(770) 888-0063

(Registrant’s Telephone Number, including Area Code)

(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

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Item 1.01.   Entry into a Material Definitive Agreement

On March 1, 2007, Allied Bancshares, Inc. (“Allied”) entered into a definitive Agreement and Plan of Reorganization (the “Agreement”) with Buckhead Community Bancorp, Inc. (“Buckhead”).  At the effective time of the merger, the corporate existence of Allied will cease, and First National Bank of Forsyth County, the wholly-owned subsidiary of Allied, will be merged into The Buckhead Community Bank, the wholly-owned subsidiary of Buckhead.  Under the terms of the Agreement, Allied shareholders will be entitled to elect to receive 1.2 shares of Buckhead common stock or $30.00 in cash in exchange for each outstanding share of Allied, with the maximum cash consideration being limited to $13,375,000.  The Agreement includes representations, warranties, covenants and indemnifications typical for transactions of this type.  A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The proposed merger remains subject to the approval of Allied’s shareholders, regulatory approval and other customary conditions set forth in the Agreement.

Buckhead will be filing a registration statement on Form S-4 and other documents with the Securities and Exchange Commission (“SEC”).  The registration statement will contain a prospectus of Buckhead relating to the common stock to be issued in the acquisition of Allied and a proxy statement of Allied relating to the acquisition.  Investors and shareholders are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information. Investors and shareholders will be able to receive the proxy statement/prospectus and other documents filed by Buckhead free of charge at the SEC’s web site, www.sec.gov or from Buckhead Community Bancorp, Inc. at 415 Paces Ferry Road, Atlanta, Georgia 30305.

Allied and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the acquisition.  Information about such directors and executive officers and their ownership of Allied common stock will be set forth in the proxy statement/prospectus. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

2.1

Agreement and Plan of Reorganization dated March 1, 2007 by and among Buckhead Community Bancorp, Inc., The Buckhead Community Bank, Allied Bancshares, Inc. and First National Bank of Forsyth County (Schedules and exhibits are omitted pursuant to Regulation S-B, Item 601(b)(2); Allied agrees to furnish supplementally a copy of such schedules and/or exhibits to the SEC upon request.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 6, 2007	ALLIED BANCSHARES, INC. By: s/Andrew K. Walker Andrew K. Walker President and Chief Executive Officer

EXHIBIT INDEX

2.1

Agreement and Plan of Reorganization dated March 1, 2007 by and among Buckhead Community Bancorp, Inc., The Buckhead Community Bank, Allied Bancshares, Inc. and First National Bank of Forsyth County (Schedules and exhibits are omitted pursuant to Regulation S-B, Item 601(b)(2); Allied agrees to furnish  supplementally a copy of such schedules and/or exhibits to the SEC upon request.)

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